EXHIBIT A


ALEXANDER & BALDWIN, INC.
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                                     ABIC     Elim      ABI      MNC     ABHIC

OPERATING REVENUES:
  Net sales                                          40,687        0    2,400        0   38,287
  Net sugar sales                                   335,260        0                 0  335,260
  Transportation and terminal services              511,673        0        0  505,774    5,899
  Rentals and other services                        100,423        0    7,887   63,195   29,341
    Total operating revenues                        988,043        0   10,287  568,969  408,787

OPERATING COSTS AND EXPENSES:
  Cost of goods sold                                 23,887        0      243        0   23,644
  Cost of sugar sold                                316,367        0                 0  316,367
  Cost of services                                  473,757        0    2,703  439,486   31,568
  Plantation closure                                  8,100                               8,100
    Total operating costs and expenses              822,111        0    2,946  439,486  379,679

GROSS MARGIN                                        165,932        0    7,341  129,483   29,108
GENERAL, ADMIN & SELLING EXPENSES                   103,678        0    9,111   63,768   30,799
SELLING EXPENSES                                          0                 0                 0
INCOME (LOSS) FROM OPERATIONS                        62,254        0   (1,770)  65,715   (1,691)

OTHER INCOME:
  Interest - other                                   19,571        0       19   19,086      466
    Total interest (other than intercompany)         19,571        0       19   19,086      466
  Interest - intercompany                                 0   (1,817)   1,057      713       47
    Total interest                                   19,571   (1,817)   1,076   19,799      513
  Dividends                                           2,683        0    2,683        0        0
  Gain on disposal of property                         (243)  (5,816)       8       (9)   5,574
  Gain of sale of securities                              0        0        0        0        0
  Other                                              10,401        0       31    5,761    4,609
    Total securities and other                       10,401        0       31    5,761    4,609
    Total other income                               32,412   (7,633)   3,798   25,551   10,696

OTHER DEDUCTIONS:
  Interest - other                                   37,365        0    1,384   16,879   19,102
  Interest capitalized                               (3,936)       0        0            (3,936)
    Total interest (other than intercompany)         33,429        0    1,384   16,879   15,166
  Interest - intercompany                                 0   (1,817)      43        0    1,774
    Total interest                                   33,429   (1,817)   1,427   16,879   16,940
  Other                                               9,283        0      177    2,784    6,322
    Total other deductions                           42,712   (1,817)   1,604   19,663   23,262

INCOME (LOSS) BEFORE INCOME TAXES                    51,954   (5,816)     424   71,603  (14,257)
PROVISION FOR INCOME TAXES (CREDIT):
  Current - Federal                                 (23,833)       0     (715) (19,379)  (3,739)
  Current - State                                       403        0       72      760     (429)
  Deferred income taxes                              42,965   (2,168)   1,070   45,691   (1,628)
    Total provision for income taxes                 19,535   (2,168)     427   27,072   (5,796)

INCOME FROM CONTINUING OPERATIONS                    32,419   (3,648)      (3)  44,531   (8,461)

DISCONTINUED OPS: MLC                                 5,336        0        0    5,336        0
GAIN ON SALE OF MLC NET ASSETS                       18,000                     18,000
NET INCOME                                           55,755   (3,648)      (3)  67,867   (8,461)


A&B-HAWAII, INC.
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                                     ABHIC    Elim     ABHI      ABP      ABD

OPERATING REVENUES:
  Net sales                                          38,287   (6,763)  17,364   20,075        0
  Net sugar sales                                   335,260  (93,559)  89,849        0        0
  Transportation and terminal services                5,899        0        0        0        0
  Rentals and other services                         29,341   (4,193)     762   17,101       13
    Total operating revenues                        408,787 (104,515) 107,975   37,176       13

OPERATING COSTS AND EXPENSES:
  Cost of goods sold                                 23,644   (3,288)   8,763   10,067        0
  Cost of sugar sold                                316,367  (93,559)  90,468        0        0
  Cost of services                                   31,568   (3,506)      92    5,683       13
  Plantation closure                                  8,100
    Total operating costs and expenses              379,679 (100,353)  99,323   15,750       13

GROSS MARGIN                                         29,108   (4,162)   8,652   21,426        0
GENERAL, ADMIN & SELLING EXPENSES                    30,799     (686)   5,636    4,894        0
SELLING EXPENSES                                          0        0        0        0        0
INCOME (LOSS) FROM OPERATIONS                        (1,691)  (3,476)   3,016   16,532        0

OTHER INCOME:
  Interest - other                                      466        0      129      320        0
    Total interest (other than intercompany)            466        0      129      320        0
  Interest - intercompany                                47     (576)     623        0        0
    Total interest                                      513     (576)     752      320        0
  Dividends                                               0        0        0        0        0
  Gain on disposal of property                        5,574   (9,999)   8,484        0        0
  Gain of sale of securities                              0        0        0        0        0
  Other                                               4,609        0    1,474        1        0
    Total securities and other                        4,609        0    1,474        1        0
    Total other income                               10,696  (10,575)  10,710      321        0

OTHER DEDUCTIONS:
  Interest - other                                   19,102    3,936   11,926     (655)       0
  Interest capitalized                               (3,936)  (3,936)       0        0        0
    Total interest (other than intercompany)         15,166        0   11,926     (655)       0
  Interest - intercompany                             1,774     (576)   1,774        0        0
    Total interest                                   16,940     (576)  13,700     (655)       0
  Other                                               6,322        0      441        0        0
    Total other deductions                           23,262     (576)  14,141     (655)       0

INCOME (LOSS) BEFORE INCOME TAXES                   (14,257) (13,475)    (415)  17,508        0

PROVISION FOR INCOME TAXES (CREDIT):
  Current - Federal                                  (3,739)       1      950    6,937       66
  Current - State                                      (429)       1     (326)     383       (2)
  Deferred income taxes                              (1,628)  (4,933)    (381)    (780)     (64)
    Total provision for income taxes                 (5,796)  (4,931)     243    6,540        0

INCOME FROM CONTINUING OPERATIONS                    (8,461)  (8,544)    (658)  10,968        0
DISCONTINUED OPS: MLC                                     0        0        0        0        0
GAIN ON SALE OF MLC NET ASSETS
NET INCOME                                           (8,461)  (8,544)    (658)  10,968        0


A&B-HAWAII, INC.
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                                     WDCI      KDC      SSR      SSC      C&H      MCB

OPERATING REVENUES:
  Net sales                                           2,810        0        0        0               760
  Net sugar sales                                         0        0        0        0  333,674    5,296
  Transportation and terminal services                    0        0        0        0                 0
  Rentals and other services                         11,938        0        0       18                 0
    Total operating revenues                         14,748        0        0       18  333,674    6,056

OPERATING COSTS AND EXPENSES:
  Cost of goods sold                                     69        0        0        0               130
  Cost of sugar sold                                      0        0        0        0  312,176    7,282
  Cost of services                                    4,535        0        0       18   17,635        0
  Plantation closure                                                                               8,100
    Total operating costs and expenses                4,604        0        0       18  329,811   15,512

GROSS MARGIN                                         10,144        0        0        0    3,863   (9,456)
GENERAL, ADMIN & SELLING EXPENSES                       120       84        0        0   19,778        0
SELLING EXPENSES                                          0        0        0        0
INCOME (LOSS) FROM OPERATIONS                        10,024      (84)       0        0  (15,915)  (9,456)

OTHER INCOME:
  Interest - other                                       14        0        0        0        1        0
    Total interest (other than intercompany)             14        0        0        0        1        0
  Interest - intercompany                                 0        0        0        0                 0
    Total interest                                       14        0        0        0        1        0
  Dividends                                               0        0        0        0                 0
  Gain on disposal of property                            0        0        0        0     (166)   7,342
  Gain of sale of securities                              0        0        0        0                 0
  Other                                                 499        0        0        0    1,392      454
    Total securities and other                          499        0        0        0    1,392      454
    Total other income                                  513        0        0        0    1,227    7,796

OTHER DEDUCTIONS:
  Interest - other                                       20   (2,115)     (57)  (1,105)   7,152        0
  Interest capitalized                                    0        0        0        0                 0
    Total interest (other than intercompany)             20   (2,115)     (57)  (1,105)   7,152        0
  Interest - intercompany                                 0        0        0        0      576        0
    Total interest                                       20   (2,115)     (57)  (1,105)   7,728        0
  Other                                                   0        0        0        0    5,535       36
    Total other deductions                               20   (2,115)     (57)  (1,105)  13,263       36

INCOME (LOSS) BEFORE INCOME TAXES                    10,517    2,031       57    1,105  (27,951)  (1,696)

PROVISION FOR INCOME TAXES (CREDIT):
  Current - Federal                                   2,422      708       37     (563) (12,349)    (724)
  Current - State                                       (35)      75        4      (13)    (351)     (14)
  Deferred income taxes                                 746      (25)     (20)     988    2,282      (22)
    Total provision for income taxes                  3,133      758       21      412  (10,418)    (760)

INCOME FROM CONTINUING OPERATIONS                     7,384    1,273       36      693  (17,533)    (936)
DISCONTINUED OPS: MLC                                     0        0        0        0                 0
GAIN ON SALE OF MLC NET ASSETS
NET INCOME                                            7,384    1,273       36      693  (17,533)    (936)


A&B-HAWAII, INC.
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                                     MCBF      KCC      KTS      OC       EMI

OPERATING REVENUES:
  Net sales                                           3,092                          0      949
  Net sugar sales                                         0                          0        0
  Transportation and terminal services                    0    2,569    3,330        0        0
  Rentals and other services                              0      307    3,395        0        0
    Total operating revenues                          3,092    2,876    6,725        0      949

OPERATING COSTS AND EXPENSES:
  Cost of goods sold                                  6,954                          0      949
  Cost of sugar sold                                      0                          0        0
  Cost of services                                        0    2,324    4,774        0        0
  Plantation closure                                      0
    Total operating costs and expenses                6,954    2,324    4,774        0      949

GROSS MARGIN                                         (3,862)     552    1,951        0        0
GENERAL, ADMIN & SELLING EXPENSES                         0      470      503
SELLING EXPENSES
INCOME (LOSS) FROM OPERATIONS                        (3,862)      82    1,448        0        0

OTHER INCOME:
  Interest - other                                        0                 2        0        0
    Total interest (other than intercompany)                                2        0        0
  Interest - intercompany                                 0        0        0        0        0
    Total interest                                        0        0        2        0        0
  Dividends                                               0                          0        0
  Gain on disposal of property                          (87)                         0        0
  Gain of sale of securities                              0                          0        0
  Other                                                 479                          5      305
    Total securities and other                          479        0        0        5      305
    Total other income                                  392        0        2        5      305

OTHER DEDUCTIONS: I  Interest - other                                        0                          0        0

  Interest capitalized                                    0                          0        0
    Total interest (other than intercompany)                                0        0        0
  Interest - intercompany                                 0                 0        0        0
    Total interest                                        0        0        0        0        0
  Other                                                   0                          5      305
    Total other deductions                                0        0        0        5      305

INCOME (LOSS) BEFORE INCOME TAXES                    (3,470)      82    1,450        0        0

PROVISION FOR INCOME TAXES (CREDIT):
  Current - Federal                                  (1,695)      (2)     490        0      (17)
  Current - State                                      (159)      (2)      13        0       (3)
  Deferred income taxes                                 503       35       24        0       19
    Total provision for income taxes                 (1,351)      31      527        0       (1)

INCOME FROM CONTINUING OPERATIONS                    (2,119)      51      923        0        1
DISCONTINUED OPS: MLC                                     0                          0        0
GAIN ON SALE OF MLC NET ASSETS
NET INCOME                                           (2,119)      51      923        0        1


ALEXANDER & BALDWIN, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    ABIC       Elim         ABI       MNC       ABHIC

CURRENT ASSETS:
  Cash                                               (4,453)                   44      (6,023)    1,526
  Certificates of deposit                                 0                     0           0         0
  Short-term investments                             36,603                     0      36,603         0
  Accounts and notes receivable:                                                0           0         0
    Trade                                           107,196                    52      75,726    31,418
    Sugar receivable                                  3,501                     0           0     3,501
    Other                                            36,070                    23      17,398    18,649
                                                                                0           0         0
  Undistributed return from sugar                    47,604                     0           0    47,604
  Production costs deferred (accrued)                     0                     0           0         0
  Property held for Resale                           23,550                     0           0    23,550
  Saleable inventories                                3,681                     0           0     3,681
  Materials and supplies                             34,821                     0      11,717    23,104
  Deferred income tax                                11,439     (1,071)      (104)      5,503     7,111
  Prepaid expenses and other current assets          13,413      1,195        845       7,302     4,071
  Accrued for deposit in CCF                         (6,233)                    0      (6,233)        0
    Total current assets                            307,192        124        860     141,993   164,215

INVESTMENTS:  Subsidiaries consolidated                   0   (513,470)   513,470           0         0
              Divisions                                   0    (66,903)    66,903           0         0
              Other                                  82,246                81,538           0       708

REAL ESTATE DEVELOPMENTS                             56,104                     0           0    56,104

PROPERTY:
  Land                                               60,101     (3,683)    17,542                46,242
  Buildings                                         202,769     (2,133)    58,476           0   146,426
  Vessels                                           657,238                     0     657,238         0
  Machinery and equipment                           660,499                11,599     388,678   260,222
  Water, power and sewer system                      82,208                 6,821           0    75,387
  Other property improvements                        91,091                 2,755      54,713    33,623
    Total                                         1,753,906     (5,816)    97,193   1,100,629   561,900
  Less accumulated depreciation                     780,392                10,512     565,006   204,874
    Property - net                                  973,514     (5,816)    86,681     535,623   357,026

CAPITAL CONSTRUCTION FUND                           317,212                     0     317,212         0
NONCURRENT INTERCOMPANY RECEIVABLES                       0                16,876      20,529   (37,405)
DEFERRED CHARGES AND OTHER ASSETS                    46,491                 1,234       2,402    42,855
    TOTAL                                         1,782,759   (586,065)   767,562   1,017,759   583,503


ALEXANDER & BALDWIN, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    ABIC       Elim         ABI       MNC       ABHIC

CURRENT LIABILITIES:
  Notes payable                                      83,000          0          0           0    83,000
  Current portion of long-term debt                  24,794         (1)       850      15,294     8,651
  Capital lease obligations (current)                11,061          0          0      10,561       500
  Accounts payable                                   30,916          1        319      19,040    11,556
  Payrolls and vacation pay                          19,891          0        649       9,766     9,476
  Income taxes - current                                  0      3,225     (6,292)     (1,105)    4,172
  Income taxes - deferred                                 0                     0           0         0
  Other taxes                                         6,099          0        508       3,952     1,639
  Postretirement benefits obligations-current         5,118         50          4         667     4,397
  Uninsured claims                                   13,076          0          0       9,529     3,547
  Reserve for drydocking                              4,725          0          0       4,725         0
  Other liabilities                                  24,113        (50)     2,350      10,321    11,492
    Total current liabilities                       222,793      3,225     (1,612)     82,750   138,430

LONG-TERM LIABILITIES:
  Long-term debt                                    380,389          0          0     212,819   167,570
  Long-term intercompany notes payable                    0          0          0           0         0
  Capital lease obligations (noncurrent)             24,186          0          0      21,186     3,000
  Postretirement benefits obligations-noncurrent    118,418       (373)        39      27,797    90,955
  Other                                              56,916        373      5,088      32,181    19,274
    Total long-term liabilities                     579,909          0      5,127     293,983   280,799

DEFERRED CREDITS:
  Deferred income taxes (noncurrent)                330,379     (5,269)    43,818     240,127    51,703
  Deferred income                                         0                     0           0         0
    Total deferred credits                          330,379     (5,269)    43,818     240,127    51,703
    Total liabilities                             1,133,081     (2,044)    47,333     616,860   470,932

SHAREHOLDERS' EQUITY:
  Capital stock                                      37,133         (2)    37,133           1         1
  Additional capital                                 40,138   (149,381)    40,138      21,836   127,545
  Unrealized holding gains                           39,830          0     39,830           0         0
  Retained earnings                                 546,394   (380,264)   562,571     379,062   (14,975)
  Treasury stock                                    (13,817)              (13,817)          0         0
  Division investment                                     0    (54,374)    54,374           0         0
    Total shareholders' equity                      649,678   (584,021)   720,229     400,899   112,571
    TOTAL                                         1,782,759   (586,065)   767,562   1,017,759   583,503

A&B - HAWAII, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    ABHIC     Elim      ABHI      ABP       ABD

CURRENT ASSETS:
  Cash                                                1,526       (7)   2,879    (3,187)
  Certificates of deposit                                 0                 0
  Short-term investments                                  0                 0
  Accounts and notes receivable:                          0
    Trade                                            31,418             1,456       789
    Sugar receivable                                  3,501       96    3,405
    Other                                            18,649     (178)   2,363     3,421
                                                          0
  Undistributed return from sugar                    47,604      (96)      96
  Production costs deferred (accrued)                     0
  Property held for Resale                           23,550    6,584             16,966
  Saleable inventories                                3,681                 0
  Materials and supplies                             23,104             6,700
  Deferred income tax                                 7,111             3,248       548       (1)
  Prepaid expenses and other current assets           4,071      178    1,446       975        1
  Accrued for deposit in CCF                              0                 0
    Total current assets                            164,215    6,577   21,593    19,512        0

INVESTMENTS:  Subsidiaries consolidated                   0 (215,877) 207,207
              Divisions                                   0  (70,126)  70,126
              Other                                     708   (2,331)   2,807       225

REAL ESTATE DEVELOPMENTS                             56,104    9,765              6,018

PROPERTY:
  Land                                               46,242  (12,894)  16,843    11,503      413
  Buildings                                         146,426   (5,999)   6,029    29,166        5
  Vessels                                                 0                 0
  Machinery and equipment                           260,222           136,022     1,747
  Water, power and sewer system                      75,387            66,238     3,126
  Other property improvements                        33,623  (24,955)   2,806    25,052      746
    Total                                           561,900  (43,848) 227,938    70,594    1,164
  Less accumulated depreciation                     204,874           137,889    17,574        7
    Property - net                                  357,026  (43,848)  90,049    53,020    1,157

CAPITAL CONSTRUCTION FUND                                 0                 0
NONCURRENT INTERCOMPANY RECEIVABLES                 (37,405)   5,707    3,315   (77,225)  17,021
DEFERRED CHARGES AND OTHER ASSETS                    42,855       (2)     810        30
    TOTAL                                           583,503 (310,135) 395,907     1,580   18,178


A&B - HAWAII, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    ABHIC     Elim     ABHI      ABP       ABD

CURRENT LIABILITIES:
  Notes payable                                      83,000                 0
  Current portion of long-term debt                   8,651             5,916
  Capital lease obligations (current)                   500                 0
  Accounts payable                                   11,556      (20)   2,873     3,296       (1)
  Payrolls and vacation pay                           9,476             2,594       258
  Income taxes - current                              4,172             1,653     2,728       57
  Income taxes - deferred                                 0
  Other taxes                                         1,639                51        58
  Postretirement benefits obligations-current         4,397       83    1,206
  Uninsured claims                                    3,547                 0
  Reserve for drydocking                                  0                 0
  Other liabilities                                  11,492      (83)   7,277     1,344
                                                                            0
    Total current liabilities                       138,430      (20)  21,570     7,684       56

LONG-TERM LIABILITIES:
  Long-term debt                                    167,570           136,285
  Long-term intercompany notes payable                    0
  Capital lease obligations (noncurrent)              3,000                 0
  Postretirement benefits obligations-noncurrent     90,955        2   25,358       499
  Other                                              19,274      284   (2,260)
    Total long-term liabilities                     280,799      286  159,383       499        0

DEFERRED CREDITS:
  Deferred income taxes (noncurrent)                 51,703   (7,339)  18,358     8,567        8
  Deferred income                                         0     (286)     254
    Total deferred credits                           51,703   (7,625)  18,612     8,567        8
    Total liabilities                               470,932   (7,359) 199,565    16,750       64

SHAREHOLDERS' EQUITY:
  Capital stock                                           1  (40,329)       1       452        1
  Additional capital                                127,545 (185,414) 127,545    34,658   11,519
  Unrealized holding gains                                0
  Retained earnings                                 (14,975)    (583)  (4,606)  (50,280)   6,594
  Treasury stock                                          0       83        0
  Division investment                                     0  (76,533)  73,402
    Total shareholders' equity                      112,571 (302,776) 196,342   (15,170)  18,114
    TOTAL                                           583,503 (310,135) 395,907     1,580   18,178

A&B - HAWAII, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    WDCI       KDC      SSR      SSC      C&H       MCB

CURRENT ASSETS:
  Cash                                                  230       (3)                (1)   1,845      (25)
  Certificates of deposit                                                                      0
  Short-term investments                                                                       0
  Accounts and notes receivable:                                                               0
    Trade                                               161                               27,761      175
    Sugar receivable                                                                           0
    Other                                                42                               12,972                             0
  Undistributed return from sugar                                                         47,604
  Production costs deferred (accrued)                                                          0
  Property held for Resale                                                                     0
  Saleable inventories                                                                         0
  Materials and supplies                                                                  15,964
  Deferred income tax                                    (3)                       (106)   3,362     (145)
  Prepaid expenses and other current assets             233        6                 (5)   1,065
  Accrued for deposit in CCF                                                                   0
    Total current assets                                663        3        0      (112) 110,573        5

INVESTMENTS:  Subsidiaries consolidated                                                        0    8,670
              Divisions                                                                        0
              Other                                                                            0        7

REAL ESTATE DEVELOPMENTS                                      22,647      812    16,862        0

PROPERTY:
  Land                                               26,590                                1,680    1,827
  Buildings                                          84,179                               26,959
  Vessels                                                                                      0
  Machinery and equipment                                14      109                     111,343
  Water, power and sewer system                          90                                    0    1,770
  Other property improvements                         1,270    7,736                209   10,264
    Total                                           112,143    7,845        0       209  150,246    3,597
  Less accumulated depreciation                      13,074       69                      22,552
    Property - net                                   99,069    7,776        0       209  127,694    3,597

CAPITAL CONSTRUCTION FUND                                                                      0
NONCURRENT INTERCOMPANY RECEIVABLES                  32,948   (1,139)     176     1,076  (11,584)   2,705
DEFERRED CHARGES AND OTHER ASSETS                        (4)                              39,777
    TOTAL                                           132,676   29,287      988    18,035  266,460   14,984


A&B - HAWAII, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    WDCI       KDC      SSR      SSC       C&H      MCB

CURRENT LIABILITIES:
  Notes payable                                                                           83,000
  Current portion of long-term debt                                                        2,735
  Capital lease obligations (current)                                                        500
  Accounts payable                                       78      240                 (1)   4,688       89
  Payrolls and vacation pay                                       33                       5,910      434
  Income taxes - current                                 (8)     810       21      (592)    (678)     993
  Income taxes - deferred                                                                      0
  Other taxes                                            45        1                       1,463       (7)
  Postretirement benefits obligations-current                                              2,516      362
  Uninsured claims                                                                         3,547
  Reserve for drydocking                                                                       0
  Other liabilities                                     342       40                       3,469   (1,061)
    Total current liabilities                           457    1,124       21      (593) 107,150      810

LONG-TERM LIABILITIES:
  Long-term debt                                                                          31,285
  Long-term intercompany notes payable                                                         0
  Capital lease obligations (noncurrent)                                                   3,000
  Postretirement benefits obligations-noncurrent                                          52,164    9,782
  Other                                                            2                      17,538    3,707
    Total long-term liabilities                           0        2        0            103,987   13,489

DEFERRED CREDITS:
  Deferred income taxes (noncurrent)                 31,355   (1,247)             2,222       (4)  (1,840)
  Deferred income                                                                              0       32
    Total deferred credits                           31,355   (1,247)       0     2,222       (4)  (1,808)
    Total liabilities                                31,812     (121)      21     1,629  211,133   12,491

SHAREHOLDERS' EQUITY:
  Capital stock                                         912   15,501      501     4,001   15,179    2,350
  Additional capital                                 59,849                           0   63,330   10,185
  Unrealized holding gains                                                                     0
  Retained earnings                                  40,103   13,907      466    12,405  (23,182)  (9,959)
  Treasury stock                                                                      0        0      (83)
  Division investment                                                                 0        0        0
    Total shareholders' equity                      100,864   29,408      967    16,406   55,327    2,493
    TOTAL                                           132,676   29,287      988    18,035  266,460   14,984


A&B - HAWAII, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    MCBF       KCC      KTS       OC       EMI

CURRENT ASSETS:
  Cash                                                 (111)     (88)      (6)        0        0
  Certificates of deposit                                          0        0         0        0
  Short-term investments                                           0        0         0        0
  Accounts and notes receivable:                                   0        0
    Trade                                               683      189      204         0        0
    Sugar receivable                                               0        0         0        0
    Other                                                 4       38      (13)        0        0
                                                                   0        0
  Undistributed return from sugar                                  0        0         0        0
  Production costs deferred (accrued)                              0        0
  Property held for Resale                                         0        0
  Saleable inventories                                3,681        0        0         0        0
  Materials and supplies                                 96       22      322         0        0
  Deferred income tax                                             84      123         0        1
  Prepaid expenses and other current assets              24       44       81         0       23
  Accrued for deposit in CCF                                       0        0         0        0
    Total current assets                              4,377      289      711         0       24

INVESTMENTS:  Subsidiaries consolidated                            0        0
              Divisions                                            0        0
              Other                                                0        0

REAL ESTATE DEVELOPMENTS                                           0        0

PROPERTY:
  Land                                                             0        0         0      280
  Buildings                                             418    1,664    3,961         0       44
  Vessels                                                          0        0         0        0
  Machinery and equipment                             5,304    1,647    3,305         0      731
  Water, power and sewer system                                    0      201         7    3,955
  Other property improvements                        10,415       16       64         0        0
    Total                                            16,137    3,327    7,531         7    5,010
  Less accumulated depreciation                       1,997    1,680    5,611         7    4,414
    Property - net                                   14,140    1,647    1,920         0      596

CAPITAL CONSTRUCTION FUND                                          0        0
NONCURRENT INTERCOMPANY RECEIVABLES                 (12,538)                          2    2,131
DEFERRED CHARGES AND OTHER ASSETS                        42      419    1,623         0      160
    TOTAL                                             6,021    2,355    4,254         2    2,911


A&B - HAWAII, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 1995
($000 omitted)

                                                    MCBF       KCC      KTS       OC       EMI

CURRENT LIABILITIES:
  Notes payable                                                    0        0         0        0
  Current portion of long-term debt                                0        0         0        0
  Capital lease obligations (current)                              0        0         0        0
  Accounts payable                                       30       72      212         0        0
  Payrolls and vacation pay                              28       75      132         0       12
  Income taxes - current                               (793)      15      (18)        0      (16)
  Income taxes - deferred                                          0        0         0
  Other taxes                                             2       10       16         0        0
  Postretirement benefits obligations-current                     30      182         0       18
  Uninsured claims                                                                    0        0
  Reserve for drydocking                                           0        0         0        0
  Other liabilities                                               39      125         0        0
    Total current liabilities                          (733)     241      649         0       14

LONG-TERM LIABILITIES:
  Long-term debt                                                   0        0         0        0
  Long-term intercompany notes payable                             0        0         0        0
  Capital lease obligations (noncurrent)                           0        0         0        0
  Postretirement benefits obligations-noncurrent                 651    2,206         0      293
  Other                                                                     0         0        3
    Total long-term liabilities                           0      651    2,206         0      296

DEFERRED CREDITS:
  Deferred income taxes (noncurrent)                  1,773      127     (173)        0     (104)
  Deferred income                                                  0        0         0        0
    Total deferred credits                            1,773      127     (173)        0     (104)
    Total liabilities                                 1,040    1,019    2,682         0      206

SHAREHOLDERS' EQUITY:
  Capital stock                                           1        1        1         2    1,427
  Additional capital                                  1,804      250    2,917         0      902
  Unrealized holding gains                                         0        0
  Retained earnings                                      45    1,085   (1,346)        0      376
  Treasury stock                                          0        0        0         0        0
  Division investment                                 3,131        0        0         0        0
    Total shareholders' equity                        4,981    1,336    1,572         2    2,705
    TOTAL                                             6,021    2,355    4,254         2    2,911

ALEXANDER & BALDWIN, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                          ABIC     Elim      ABI      MNC     ABHIC

Balance at December 31, 1994             541,910 (445,362) 541,910  381,195   64,167

Net income                                55,755   (3,648)      (3)  67,867   (8,461)

Dividends to shareholders                (40,035)          (40,035)                0

Capital stock purchased and retired      (11,196)          (11,196)                0

Intercompany dividends                         0  133,871        0  (70,000) (63,871)

Intercompany property sales                    0    6,334                     (6,334)

Stock acquired in payment of options         (40)              (40)                0

Investment in subsidiaries changed from
  cost to equity method                        0  (63,804)  63,804                 0

Other                                          0    8,497   (8,021)             (476)

Balance at December 31, 1995             546,394 (364,112) 546,419  379,062  (14,975)


A&B - HAWAII, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                          ABHIC    Elim     ABHI      ABP      ABD

Balance at December 31, 1994              64,167  (95,126)  65,491   63,508    6,594

Net income                                (8,461)  (8,544)    (658)  10,968        0

Dividends to shareholders                      0

Capital stock purchased and retired            0                 0

Intercompany dividends                   (63,871) 104,466  (63,871)(124,802)

Intercompany sale - HNL Building          (6,334)           (6,334)

Stock acquired in payment of options           0

Investment in subsidiaries changed from                          0
  cost to equity method                        0   (4,818)   4,818

Other                                       (476)   5,674   (6,287)      46

Balance at December 31, 1995             (14,975)   1,652   (6,841) (50,280)   6,594

A&B - HAWAII, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                          WDCI      KDC      SSR      SSC      C&H      MCB

Balance at December 31, 1994              32,622      (46)              555   (5,649)  (9,025)

Net income                                 7,384    1,273       36      693  (17,533)    (936)

Dividends to shareholders

Capital stock purchased and retired

Intercompany dividends                             12,681      430   11,156

Intercompany sale - HNL Building

Stock acquired in payment of options

Investment in subsidiaries changed from
  cost to equity method

Other                                         97       (1)                1                 2

Balance at December 31, 1995              40,103   13,907      466   12,405  (23,182)  (9,959)


A&B - HAWAII, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995
($000 omitted)

                                          MCBF      KCC      KTS      OC       EMI

Balance at December 31, 1994               2,171    1,796      901        0      375

Net income                                (2,119)      51      923        0        1

Dividends to shareholders

Capital stock purchased and retired

Intercompany dividends                               (762)  (3,169)

Intercompany sale - HNL Building

Stock acquired in payment of options

Investment in subsidiaries changed from
  cost to equity method

Other                                         (7)               (1)

Balance at December 31, 1995                  45    1,085   (1,346)       0      376

LEGEND OF COMPANY REFERENCES IN CONSOLIDATING FINANCIAL SCHEDULES:

        Elim    Eliminations
        ABIC    Alexander & Baldwin, Inc. Consolidated
        ABI     Alexander & Baldwin, Inc.
        MNC     Matson Navigation Company, Inc.
        ABHIC   A&B- Hawaii, Inc. Consolidated
        ABHI    A&B- Hawaii, Inc.
        ABP     A&B Properties, Inc.
        ADB     A&B Development Co. (Calif), Inc.
        WDCI    Wailea Development Co., Inc.
        KDC     Kukuiula Development Co. Inc.
        SSR     South Shore Resources, Inc.
        SSC     South Shore Community Services, Inc.
        C&H     California & Hawaiian Sugar Co.
        MCB     McBryde Sugar Co., Limited
        MCBF    McBryde Farms, Inc.
        KCC     Kauai Commercial Co., Inc.
        KTS     Kahului Trucking & Storage, Inc.
        OC      Ohanui Corp.
        EMI     East Maui Irrigation Company Limited